Prospectus Supplement NT Disciplined Growth Fund
Supplement dated March 12, 2022 ■ Prospectus dated June 30, 2021

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Disciplined Growth Fund will be transferred to Disciplined Growth Fund in exchange for shares of Disciplined Growth Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on May 13, 2022, as of the close of the New York Stock Exchange. NT Disciplined Growth’s G Class and Investor Class shareholders will receive shares of equal value of the corresponding class of Disciplined Growth Fund in exchange for their shares of NT Disciplined Growth Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Disciplined Growth Fund and Disciplined Growth Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97587 2203

Prospectus Supplement NT Equity Growth Fund
Supplement dated March 12, 2022 ■ Prospectus dated June 30, 2021

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Equity Growth Fund will be transferred to Equity Growth Fund in exchange for shares of Equity Growth Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on May 13, 2022, as of the close of the New York Stock Exchange. NT Equity Growth’s G Class shareholders will receive shares of equal value of the corresponding class of Equity Growth Fund in exchange for their shares of NT Equity Growth Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Equity Growth Fund and Equity Growth Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97588 2203